                                                        Exhibit No. 10.31


UNITED STATES OF AMERICA                MODIFICATION AND AMENDMENT

STATE OF TEXAS                          OF FIRST PREFERRED FLEET SHIP

COUNTY OF DALLAS                        MORTGAGE BY ENSCO MARINE COMPANY
                                        (Interest 100%) AND
TOTAL AMOUNT:  $25,000,000.00           WILMINGTON TRUST COMPANY,
               exclusive of interest        AS TRUSTEE
                                        (Interest 100%)


        BE IT KNOWN, that on this 23rd day of January, 1995, before me, a notary public duly commissioned and qualified in and for the State of Texas, therein residing and in the presence of the witnesses hereinafter named and undersigned:

        PERSONALLY CAME AND APPEARED:

        ENSCO Marine Company, a Delaware Corporation with its principal places of business at: 2700 Fountain Place, 1445 Ross Avenue, Dallas, Texas 75202, and 620 Moulin Road, Broussard, Louisiana 70518, appearing herein through C. Christopher Gaut, its duly authorized Vice President and Treasurer (hereinafter referred to as "Mortgagor");

who declared that, pursuant to a certain loan agreement dated October 14, 1993 between Mortgagor (as "Borrower") and CIT Group/ Equipment Financing, Inc. (as "Lender") (the "Loan Agreement"), Mortgagor became indebted to Lender under that certain Promissory Note dated October 15, 1993 made by Mortgagor payable to the order of Lender in the principal sum of TWENTY-FIVE MILLION AND NO/100THS DOLLARS ($25,000,000.00), (the "Note"); and

        THE APPEARER further declared that, in order to secure the payment of the Note, and the performance of the obligations of Mortgagor under the Loan Agreement, Mortgagor did execute in favor of WILMINGTON TRUST COMPANY, a Delaware banking corporation with an office at: Rodney Square North, Wilmington, Delaware 19890, as Trustee for the benefit of the CIT Group/Equipment Financing, Inc. (the "Lender") a New York corporation with an office at:






1211 Avenue of the Americas, 21st Floor, New York, New York 10036, under the Master Vessel Trust Agreement dated December 22, 1989 between the Mortgagee and the Lender, said Trustee being the sole Mortgagee ("Mort-gagee"), a First Preferred Fleet Ship Mortgage dated October 14, 1993 (the "Preferred Mortgage") covering the whole of the Vessels which are described on Exhibit "A", attached hereto, and recorded with the Eighth Coast Guard District, Port of New Orleans, Louisiana in Preferred Mortgage Book No. 246, Inst. 81, on October 15, 1993 at 10:41 a.m.; and

        IT WAS FURTHER declared that, by Partial Satisfaction of Mortgage executed on November 30, 1994 and recorded with the Eighth Coast Guard District, Port of New Orleans, Louisiana in Preferred Mortgage Book No. 9412, Inst. 17, on December 1, 1994 at 11:24 a.m. the Mortgagee did release and discharge of record the whole of the Vessels, but only those Vessels, which are described on Exhibit "B", attached hereto.

        NOW THEREFORE, in order to further secure the payment of the Note, together with the performance of the Obligations provided for in the Preferred Mortgage, Mortgagor, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, does hereby specially mortgage in favor of Mortgagee the vessel:


        VESSEL NAME:       OFFICIAL NO.:           HOME PORT:
        ----------------   -------------     ----------------------
        M/V ENSCO MASTER      642291         New Orleans, Louisiana


and does hereby agree to amend the Preferred Mortgage to include such vessel and to include it within the defined term "Vessel" in the Preferred Mortgage.

        EXCEPT AS OTHERWISE PROVIDED HEREIN, all other provisions of the First Preferred Fleet Ship Mortgage, as modified by the Partial Satisfac-tion of Mortgage, hereinabove referred to, shall remain in full force and effect with respect to the obligations of Mortgagor and Mortgagee. It is expressly understood and agreed that this Modification and Amendment of First Preferred Fleet Ship Mortgage does not constitute a novation or renewal of the Preferred Mortgage or of the Obligations secured thereby, and that this amendment and modification is solely for the purpose of adding to the collateral provided therein the Vessel M/V ENSCO MASTER, Official No. 642291.





        THUS DONE AND PASSED in Dallas, Texas, on the day, month and year hereinabove first written, in the presence of the undersigned competent witnesses, who herein sign their names with said Appearer and me, notary, after reading of the whole.

WITNESSES:                              ENSCO Marine Company



/s/ Kent Brooks                         /s/ C. Christopher Gaut
______________________________          ______________________________
                                        By:   C. Christopher Gaut
/s/ Tandra Scheller                     Its:  Vice President/Treasurer
______________________________



                               ACKNOWLEDGMENT
                               --------------

STATE OF TEXAS
COUNTY OF DALLAS


        BE IT KNOWN, that on this 24th day of January, 1995, personally came and appeared before me, the undersigned Notary, C. Christopher Gaut, who being duly sworn, deposed and said that he is the duly authorized Vice President and Treasurer of ENSCO Marine Company; that he signed, executed and acknowledged the foregoing Modification and Amendment of First Pre-ferred Fleet Ship Mortgage on behalf of said corporation as the free act and deed of said corporation and for the uses and purposes therein set forth.

        IN TESTIMONY WHEREOF, I have hereunto set my hand and seal this 24th day of January, 1995.


                                        /s/ Donna S. Spearman
                                        ____________________________

                                        Notary Public in and for the
                                        State of Texas, U.S.A.
                                        My Commission Expires:1/22/96


Seal





                                     EXHIBIT "A"

               VESSEL               OFFICIAL NO.            HOME PORT

          ENSCO PRESIDENT               677079            New Orleans, LA
          ENSCO PILOT                   674684            New Orleans, LA
          ENSCO NAVIGATOR               674683            New Orleans, LA
          ENSCO COMMANDER               663405            New Orleans, LA
          ENSCO ADMIRAL                 663404            New Orleans, LA
          ENSCO CAPTAIN                 663403            New Orleans, LA
          ENSCO SAILOR                  676805            New Orleans, LA
          ENSCO CHIEF                   663407            New Orleans, LA
          ENSCO MATE                    663406            New Orleans, LA
          ENSCO EXPLORER                640712            New Orleans, LA
          ENSCO DISCOVERER              640022            New Orleans, LA
          ENSCO ENDEAVOR                638621            New Orleans, LA
          ENSCO CONQUEROR               635893            New Orleans, LA
          ENSCO VOYAGER                 634734            New Orleans, LA
          ENSCO SEARCHER                628633            New Orleans, LA
          ENSCO CRUSADER                613095            New Orleans, LA
          ENSCO ADVERTURER              606730            New Orleans, LA
          ENSCO SEEKER                  617320            New Orleans, LA
          ENSCO HUNTER                  605365            New Orleans, LA
          ENSCO RAM                     643791            New Orleans, LA
          ENSCO SAIL                    612997            New Orleans, LA
          ENSCO SCOUT                   578990            New Orleans, LA
          ENSCO TENDER                  620473            New Orleans, LA
          ENSCO CARRIER                 615719            New Orleans, LA
          ENSCO COASTER                 643475            New Orleans, LA
          ENSCO CUTTER                  643910            New Orleans, LA
          ENSCO TARTAN                  642942            New Orleans, LA
          ENSCO TITAN                   569686            New Orleans, LA
          ENSCO TROJAN                  561982            New Orleans, LA
          ENSCO GIANT                   570064            New Orleans, LA





                                     EXHIBIT "B"


               VESSEL               OFFICIAL NO.            HOME PORT


          ENSCO ADVENTURER              606730              New Orleans

          ENSCO CRUSADER                613095              New Orleans

          ENSCO HUNTER                  605365              New Orleans

          ENSCO SEARCHER                628633              New Orleans